Exhibit 4.1

CERTIFIED COPY

OF

SECURITIES RESOLUTION NO. 6

OF

WISCONSIN ENERGY CORPORATION

I, Keith H. Ecke, Assistant Corporate Secretary of WISCONSIN ENERGY CORPORATION (the “Company”), do hereby certify that the attached is a true and correct copy of Securities Resolution No. 6 under the Indenture dated as of March 15, 1999 between the Company and The Bank of New York Mellon Trust Company, N.A., as successor to The First National Bank of Chicago, as Trustee, which has been duly adopted by the Vice President and Treasurer of the Company pursuant to authorization delegated to him by the Board of Directors of the Company at a meeting duly called and held on December 4, 2014; that a quorum of said Board was present at said meeting and voted throughout; and I do further certify that said resolution has not been rescinded and remains in full force and effect.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of said WISCONSIN ENERGY CORPORATION this 10th day of June 2015.

/s/ Keith H. Ecke
Keith H. Ecke
Assistant Corporate Secretary

(CORPORATE SEAL)

1.65% SENIOR NOTES DUE JUNE 15, 2018

2.45% SENIOR NOTES DUE JUNE 15, 2020

3.55% SENIOR NOTES DUE JUNE 15, 2025

SECURITIES RESOLUTION NO. 6

OF

WISCONSIN ENERGY CORPORATION

The actions described below are taken by the Board (as defined in the Indenture referred to below) of WISCONSIN ENERGY CORPORATION (the “Company”), or by an Officer or committee of Officers pursuant to Board delegation, pursuant to resolutions adopted by the Board of Directors of the Company as of December 4, 2014 and Section 2.01 of the Indenture dated as of March 15, 1999 (the “Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to The First National Bank of Chicago), as Trustee. Terms used herein and not defined have the same meaning as in the Indenture.

A.                                    1.65% Senior Notes Due June 15, 2018

RESOLVED, that a new series of Securities is authorized as follows:

1.                                      The title of the series is 1.65% Senior Notes due June 15, 2018 (“2018 Notes”).

2.                                      The form of the 2018 Notes shall be substantially in the form of Exhibit 1 hereto.

3.                                      The 2018 Notes shall have the terms set forth in Exhibit 1.

4.                                      The 2018 Notes shall have such other terms as are set forth in Exhibit 4 hereto.

5.                                      The 2018 Notes shall be sold to the underwriter(s) named in the Prospectus Supplement dated June 4, 2015, on the following terms:

Aggregate Principal Amount: $300,000,000

Price to Public: 99.944%

Underwriting Discount: 0.350%

Closing Date: June 10, 2015

B.                                    2.45% Senior Notes due June 15, 2020

RESOLVED, that a new series of Securities is authorized as follows:

1.                                      The title of the series is 2.45% Senior Notes due June 15, 2020 (“2020 Notes”).

2.                                      The form of the 2020 Notes shall be substantially in the form of Exhibit 2 hereto.

3.                                      The 2020 Notes shall have the terms set forth in Exhibit 2.

4.                                      The 2020 Notes shall have such other terms as are set forth in Exhibit 4 hereto.

5.                                      The 2020 Notes shall be sold to the underwriter(s) named in the Prospectus Supplement dated June 4, 2015 on the following terms:

Aggregate Principal Amount: $400,000,000

Price to Public: 99.817%

Underwriting Discount: 0.600%

Closing Date: June 10, 2015

C.                                    3.55% Senior Notes due June 15, 2025

RESOLVED, that a new series of Securities is authorized as follows:

1.                                      The title of the series is 3.55% Senior Notes due June 15, 2025 (“2025 Notes”).

2.                                      The form of the 2025 Notes shall be substantially in the form of Exhibit 3 hereto.

3.                                      The 2025 Notes shall have the terms set forth in Exhibit 3.

4.                                      The 2025 Notes shall have such other terms as are set forth in Exhibit 4 hereto.

5.                                      The 2025 Notes shall be sold to the underwriter(s) named in the Prospectus Supplement dated June 4, 2015 on the following terms:

Aggregate Principal Amount: $500,000,000

Price to Public: 99.983%

Underwriting Discount: 0.650%

Closing Date: June 10, 2015

This Securities Resolution shall be effective as of June 4, 2015.

EXHIBIT 1

No.	$

WISCONSIN ENERGY CORPORATION

1.65% Senior Notes due June 15, 2018

WISCONSIN ENERGY CORPORATION

promises to pay to

or registered assigns

the principal sum of                                                                                                                                                                         Dollars on June 15, 2018

Interest Payment Dates:	June 15 and December 15
Record Dates:	June 1 and December 1

Dated:
Authenticated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,	WISCONSIN ENERGY CORPORATION
Registrar, by	by

Authorized Signature	[Title of Authorized Officer]

Authentication Date:	(CORPORATE SEAL)

[Assistant] Secretary

WISCONSIN ENERGY CORPORATION

1.65% Senior Notes due June 15, 2018

1.                                      Interest.

Wisconsin Energy Corporation (the “Company”), a Wisconsin corporation, promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semiannually on June 15 and December 15 of each year commencing December 15, 2015. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from June 10, 2015. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.                                      Method of Payment.

The Company will pay interest on the Securities to the persons who are registered holders of Securities at the close of business on the record date for the next interest payment date, except as otherwise provided in the Indenture. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company may pay principal and interest by check payable in such money. It may mail an interest check to a holder’s registered address.

3.                                      Securities Agents.

Initially, The Bank of New York Mellon Trust Company, N.A. will act as Paying Agent, Transfer Agent and Registrar. The Company may change any Paying Agent or Transfer Agent without notice. The Company or any Affiliate may act in any such capacity. Subject to certain conditions, the Company may change the Trustee.

4.                                      Indenture.

The Company issued the securities of this series (the “Securities”) under an Indenture dated as of March 15, 1999 (the “Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to The First National Bank of Chicago) (the “Trustee”). The terms of the Securities include those stated in the Indenture and in the Securities Resolution establishing the Securities and those made part of the Indenture by the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb). Securityholders are referred to the Indenture, the Securities Resolution and such Act for a statement of such terms.

5.                                      Optional Redemption.

At any time prior to the maturity date for the Securities, the Company may redeem the Securities, in whole or in part from time to time, at a “make-whole” redemption price for the Securities, calculated by the Company, equal to (a) the greater of (i) 100% of the principal amount of the Securities being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities being redeemed (exclusive of interest accrued to the date of redemption) discounted to the

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redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points, plus (b) accrued and unpaid interest on the Securities being redeemed to, but not including, the redemption date.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Securities being redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of such Securities.

“Comparable Treasury Price” means, with respect to any redemption date, (a) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (b) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

“Reference Treasury Dealer” means each of J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, BNP Paribas Securities Corp. and their respective successors, one primary U.S. government securities dealer in the City of New York, New York (a “Primary Treasury Dealer”) selected by each of KeyBanc Capital Markets, Inc. and Wells Fargo Securities, LLC and their respective successors and one other Primary Treasury Dealer selected by the Company. If any of the foregoing shall cease to be a Primary Treasury Dealer, the Company will select another Primary Treasury Dealer which will be substituted for that dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third business day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per year equal to the semiannual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date; provided that, if the Reference Treasury Dealers shall determine that there is no such Comparable Treasury Issue, such rate per year shall be equal to the estimated semiannual equivalent yield to maturity that a United States Treasury security having a maturity comparable to the remaining term of the Securities to be redeemed would bear, if such security were available, such estimate to be made by the Reference Treasury Dealers on the basis of interpolation, extrapolation and other accepted financial practices, taking into account (a) the yields to maturity of United

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States Treasury securities of other maturities, (b) yields to maturity of other U.S. dollar denominated debt securities having a maturity comparable to the remaining term of the Securities to be redeemed and (c) applicable interest rate spreads between United States Treasury securities and such other debt securities, all as of 5:00 p.m., New York City time, on the third business day preceding such redemption date.

The Company will mail a notice of any optional redemption at least 30 days, but not more than 60 days, before the redemption date to each Securityholder of the Securities to be redeemed.

Procedures for the optional redemption of the Securities will be governed by Article 3 of the Indenture.

6.                                      Special Mandatory Redemption.

In the event that the Company does not consummate the proposed Acquisition (as defined below) on or prior to December 22, 2015, or the Merger Agreement (as defined below) is terminated at any time prior thereto, the Company will be required to redeem all of the Securities on the Special Mandatory Redemption Date (as defined below) at a special mandatory redemption price equal to 101% of the aggregate principal amount of the Securities, plus accrued and unpaid interest from the date of initial issuance to, but not including, the Special Mandatory Redemption Date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

“Acquisition” means the acquisition by the Company of Integrys Energy Group, Inc. pursuant to the Merger Agreement.

“Merger Agreement” means the Merger Agreement, dated as of June 22, 2014, by and between the Company and Integrys Energy Group, Inc.

“Special Mandatory Redemption Date” means the earlier to occur of (i) December 23, 2015 (or the earliest date thereafter permitted under the Indenture), if the proposed Acquisition has not been completed on or prior to December 22, 2015, or (ii) the 45th day (or such earlier date as permitted under the Indenture) following the termination of the Merger Agreement for any reason.

The Company will cause the notice of special mandatory redemption to be mailed to each Securityholder at its registered address, with a copy to the Trustee, no later than five business days (or such longer period as may be required under the Indenture) after the occurrence of the event triggering redemption. If funds sufficient to pay the special mandatory redemption price of the Securities on the Special Mandatory Redemption Date are deposited with the Trustee on or before such Special Mandatory Redemption Date, the Securities will cease to bear interest on and after such Special Mandatory Redemption Date.

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7.                                      Denominations, Transfer, Exchange.

The Securities are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Transfer Agent may require a holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or the Indenture. The Transfer Agent need not exchange or register the transfer of any Security or portion of a Security selected for redemption. Also, it need not exchange or register the transfer of any Securities for a period of 15 days before a selection of Securities to be redeemed.

8.                                      Persons Deemed Owners.

The registered holder of a Security may be treated as its owner for all purposes.

9.                                      Amendments and Waivers.

Subject to certain exceptions, the Indenture or the Securities may be amended with the consent of the holders of a majority in principal amount of the securities of all series affected by the amendment. Subject to certain exceptions, a default on a series may be waived with the consent of the holders of a majority in principal amount of the series.

Without the consent of any Securityholder, the Indenture or the Securities may be amended, among other things, to cure any ambiguity, omission, defect or inconsistency; to provide for assumption of Company obligations to Securityholders; or to make any change that does not materially adversely affect the rights of any Securityholder.

10.                               Restrictive Covenants.

The Securities are unsecured general obligations of the Company initially limited to $300,000,000 principal amount. The Company may from time to time without notice to, or the consent of, the holders of the Securities, create and issue further securities of the same series, equal in rank to the Securities in all respects (or in all respects except for the payment of interest accruing prior to the issue date of the new securities or, if applicable, the first payment of interest following the issue date of the new securities) so that the new securities may be consolidated and form a single series with the Securities and have the same terms as to status, redemption or otherwise as the Securities. The Indenture does not limit other unsecured debt.

In addition to the restrictions on the Securities contained in the Indenture, the Securities will be subject to the following additional restrictive covenant:

Limitation upon Liens on Stock of Certain Subsidiaries

For so long as any Securities remain outstanding, the Company will not create or incur or allow any of its subsidiaries to create or incur any pledge or security interest on any of the capital stock of Wisconsin Electric Power Company (“Wisconsin Electric”) or

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Wisconsin Gas LLC (“Wisconsin Gas”) held by the Company or one of the Company’s subsidiaries on the issue date of the Securities.

11.                               Successors.

When a successor assumes all the obligations of the Company under the Securities and the Indenture, the Company will be released from those obligations.

12.                               Defeasance Prior to Redemption or Maturity

Subject to certain conditions, the Company at any time may terminate some or all of its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity.  U.S. Government Obligations are securities backed by the full faith and credit of the United States of America which are not callable at the issuer’s option or certificates representing an ownership interest in such Obligations.

13.                               Defaults and Remedies.

An Event of Default includes: default for 60 days in payment of interest on the Securities; default in payment of principal on the Securities; default for 60 days in the payment of any sinking fund obligation; default by the Company for a specified period after notice to it in the performance of any of its other agreements applicable to the Securities; certain events of bankruptcy or insolvency; and any other Event of Default provided for in the series. If an Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in principal amount of the Securities may declare the principal of all the Securities to be due and payable immediately.

In addition, an Event of Default under the Securities shall also include a failure to pay when due principal, interest or premium in an aggregate amount of $25 million or more with respect to any Indebtedness (as defined below) of the Company or its principal utility subsidiaries, Wisconsin Electric and Wisconsin Gas, or the acceleration of any such Indebtedness aggregating $25 million or more which default shall not be cured, waived or postponed pursuant to an agreement with the holders of such Indebtedness within 60 days after written notice as provided in the Indenture, or such acceleration shall not be rescinded or annulled within 30 days after written notice as provided in the Indenture. As used herein, “Indebtedness” means the following obligations of the Company, Wisconsin Electric and Wisconsin Gas (and specifically excludes obligations of the Company’s other subsidiaries and intercompany obligations): (a) all obligations for borrowed money, (b) all obligations evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations under conditional sale or other title retention agreements relating to property purchased, to the extent of the value of such property (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), and (d) all obligations, other than intercompany items, issued or assumed as

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the deferred purchase price of property or services purchased which would appear as liabilities on a balance sheet of the Company, Wisconsin Electric or Wisconsin Gas.

Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

14.                               Trustee Dealings with Company.

The Bank of New York Mellon Trust Company, N.A., the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with those persons, as if it were not Trustee.

15.                               No Recourse Against Others.

A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

16.                               Authentication.

This Security shall not be valid until authenticated by a manual signature of the Registrar.

17.                               Abbreviations.

Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (=tenants in common), TEN ENT (=tenants by the entirety), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), U/G/M/A (=Uniform Gifts to Minors Act), and U/T/M/A (=Uniform Transfers to Minors Act).

The Company will furnish to any Securityholder upon written request and without charge a copy of the Indenture and the Securities Resolution, which contains the text of this Security in larger type. Requests may be made to:  Corporate Secretary, Wisconsin Energy Corporation, 231 West Michigan Street, P.O. Box 1331, Milwaukee, WI 53201.

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EXHIBIT 2

No.	$

WISCONSIN ENERGY CORPORATION

2.45% Senior Notes due June 15, 2020

WISCONSIN ENERGY CORPORATION

promises to pay to

or registered assigns

the principal sum of                                                                                                                                                                           Dollars on June 15, 2020

Interest Payment Dates:	June 15 and December 15
Record Dates:	June 1 and December 1

Dated:
Authenticated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,	WISCONSIN ENERGY CORPORATION
Registrar, by	by

Authorized Signature	[Title of Authorized Officer]

Authentication Date:	(CORPORATE SEAL)

[Assistant] Secretary

WISCONSIN ENERGY CORPORATION

2.45% Senior Notes due June 15, 2020

1.                                      Interest.

Wisconsin Energy Corporation (the “Company”), a Wisconsin corporation, promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semiannually on June 15 and December 15 of each year commencing December 15, 2015. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from June 10, 2015. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.                                      Method of Payment.

The Company will pay interest on the Securities to the persons who are registered holders of Securities at the close of business on the record date for the next interest payment date, except as otherwise provided in the Indenture. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company may pay principal and interest by check payable in such money. It may mail an interest check to a holder’s registered address.

3.                                      Securities Agents.

Initially, The Bank of New York Mellon Trust Company, N.A. will act as Paying Agent, Transfer Agent and Registrar. The Company may change any Paying Agent or Transfer Agent without notice. The Company or any Affiliate may act in any such capacity. Subject to certain conditions, the Company may change the Trustee.

4.                                      Indenture.

The Company issued the securities of this series (the “Securities”) under an Indenture dated as of March 15, 1999 (the “Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to The First National Bank of Chicago) (the “Trustee”). The terms of the Securities include those stated in the Indenture and in the Securities Resolution establishing the Securities and those made part of the Indenture by the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb). Securityholders are referred to the Indenture, the Securities Resolution and such Act for a statement of such terms.

5.                                      Optional Redemption.

At any time prior to the Early Call Date (as defined below), the Securities will be redeemable in whole or in part from time to time, at the Company’s option, at a “make-whole” redemption price for the Securities, calculated by the Company, equal to (a) the greater of (i) 100% of the principal amount of the Securities being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities being redeemed that would be due if such Securities matured on the

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Early Call Date but for the redemption (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, plus (b) accrued and unpaid interest on the Securities being redeemed to, but not including, the redemption date.

At any time on or after the Early Call Date, the Company may redeem the Securities, in whole or in part from time to time, at 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest on such Securities to, but not including, the redemption date.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Securities being redeemed (assuming, for this purpose, that the Securities mature on the Early Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of such Securities.

“Comparable Treasury Price” means, with respect to any redemption date, (a) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (b) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Early Call Date” means May 15, 2020 (the date that is one month prior to the maturity date for the Securities).

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

“Reference Treasury Dealer” means each of J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, BNP Paribas Securities Corp. and their respective successors, one primary U.S. government securities dealer in the City of New York, New York (a “Primary Treasury Dealer”) selected by each of KeyBanc Capital Markets, Inc. and Wells Fargo Securities, LLC and their respective successors and one other Primary Treasury Dealer selected by the Company. If any of the foregoing shall cease to be a Primary Treasury Dealer, the Company will select another Primary Treasury Dealer which will be substituted for that dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third business day preceding such redemption date.

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“Treasury Rate” means, with respect to any redemption date, the rate per year equal to the semiannual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date; provided that, if the Reference Treasury Dealers shall determine that there is no such Comparable Treasury Issue, such rate per year shall be equal to the estimated semiannual equivalent yield to maturity that a United States Treasury security having a maturity comparable to the remaining term of the Securities to be redeemed (assuming, for this purpose, that the Securities mature on the Early Call Date) would bear, if such security were available, such estimate to be made by the Reference Treasury Dealers on the basis of interpolation, extrapolation and other accepted financial practices, taking into account (a) the yields to maturity of United States Treasury securities of other maturities, (b) yields to maturity of other U.S. dollar denominated debt securities having a maturity comparable to the remaining term of the Securities to be redeemed (assuming, for this purpose, that the Securities mature on the Early Call Date) and (c) applicable interest rate spreads between United States Treasury securities and such other debt securities, all as of 5:00 p.m., New York City time, on the third business day preceding such redemption date.

The Company will mail a notice of any optional redemption at least 30 days, but not more than 60 days, before the redemption date to each Securityholder of the Securities to be redeemed.

Procedures for the optional redemption of the Securities will be governed by Article 3 of the Indenture.

6.                                      Special Mandatory Redemption.

In the event that the Company does not consummate the proposed Acquisition (as defined below) on or prior to December 22, 2015, or the Merger Agreement (as defined below) is terminated at any time prior thereto, the Company will be required to redeem all of the Securities on the Special Mandatory Redemption Date (as defined below) at a special mandatory redemption price equal to 101% of the aggregate principal amount of the Securities, plus accrued and unpaid interest from the date of initial issuance to, but not including, the Special Mandatory Redemption Date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

“Acquisition” means the acquisition by the Company of Integrys Energy Group, Inc. pursuant to the Merger Agreement.

“Merger Agreement” means the Merger Agreement, dated as of June 22, 2014, by and between the Company and Integrys Energy Group, Inc.

“Special Mandatory Redemption Date” means the earlier to occur of (i) December 23, 2015 (or the earliest date thereafter permitted under the Indenture), if the proposed Acquisition has not been completed on or prior to December 22, 2015, or (ii) the 45th day

4

(or such earlier date as permitted under the Indenture) following the termination of the Merger Agreement for any reason.

The Company will cause the notice of special mandatory redemption to be mailed to each Securityholder at its registered address, with a copy to the Trustee, no later than five business days (or such longer period as may be required under the Indenture) after the occurrence of the event triggering redemption. If funds sufficient to pay the special mandatory redemption price of the Securities on the Special Mandatory Redemption Date are deposited with the Trustee on or before such Special Mandatory Redemption Date, the Securities will cease to bear interest on and after such Special Mandatory Redemption Date.

7.                                      Denominations, Transfer, Exchange.

The Securities are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Transfer Agent may require a holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or the Indenture. The Transfer Agent need not exchange or register the transfer of any Security or portion of a Security selected for redemption. Also, it need not exchange or register the transfer of any Securities for a period of 15 days before a selection of Securities to be redeemed.

8.                                      Persons Deemed Owners.

The registered holder of a Security may be treated as its owner for all purposes.

9.                                      Amendments and Waivers.

Subject to certain exceptions, the Indenture or the Securities may be amended with the consent of the holders of a majority in principal amount of the securities of all series affected by the amendment. Subject to certain exceptions, a default on a series may be waived with the consent of the holders of a majority in principal amount of the series.

Without the consent of any Securityholder, the Indenture or the Securities may be amended, among other things, to cure any ambiguity, omission, defect or inconsistency; to provide for assumption of Company obligations to Securityholders; or to make any change that does not materially adversely affect the rights of any Securityholder.

10.                               Restrictive Covenants.

The Securities are unsecured general obligations of the Company initially limited to $400,000,000 principal amount. The Company may from time to time without notice to, or the consent of, the holders of the Securities, create and issue further securities of the same series, equal in rank to the Securities in all respects (or in all respects except for the payment of interest accruing prior to the issue date of the new securities or, if applicable, the first payment of interest following the issue date of the new securities) so that the new securities may be consolidated and form a single series with the Securities and have the

5

same terms as to status, redemption or otherwise as the Securities. The Indenture does not limit other unsecured debt.

In addition to the restrictions on the Securities contained in the Indenture, the Securities will be subject to the following additional restrictive covenant:

Limitation upon Liens on Stock of Certain Subsidiaries

For so long as any Securities remain outstanding, the Company will not create or incur or allow any of its subsidiaries to create or incur any pledge or security interest on any of the capital stock of Wisconsin Electric Power Company (“Wisconsin Electric”) or Wisconsin Gas LLC (“Wisconsin Gas”) held by the Company or one of the Company’s subsidiaries on the issue date of the Securities.

11.                               Successors.

When a successor assumes all the obligations of the Company under the Securities and the Indenture, the Company will be released from those obligations.

12.                               Defeasance Prior to Redemption or Maturity

Subject to certain conditions, the Company at any time may terminate some or all of its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity.  U.S. Government Obligations are securities backed by the full faith and credit of the United States of America which are not callable at the issuer’s option or certificates representing an ownership interest in such Obligations.

13.                               Defaults and Remedies.

An Event of Default includes: default for 60 days in payment of interest on the Securities; default in payment of principal on the Securities; default for 60 days in the payment of any sinking fund obligation; default by the Company for a specified period after notice to it in the performance of any of its other agreements applicable to the Securities; certain events of bankruptcy or insolvency; and any other Event of Default provided for in the series. If an Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in principal amount of the Securities may declare the principal of all the Securities to be due and payable immediately.

In addition, an Event of Default under the Securities shall also include a failure to pay when due principal, interest or premium in an aggregate amount of $25 million or more with respect to any Indebtedness (as defined below) of the Company or its principal utility subsidiaries, Wisconsin Electric and Wisconsin Gas, or the acceleration of any such Indebtedness aggregating $25 million or more which default shall not be cured, waived or postponed pursuant to an agreement with the holders of such Indebtedness within 60 days after written notice as provided in the Indenture, or such acceleration shall not be rescinded or annulled within 30 days after written notice as provided in the

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Indenture. As used herein, “Indebtedness” means the following obligations of the Company, Wisconsin Electric and Wisconsin Gas (and specifically excludes obligations of the Company’s other subsidiaries and intercompany obligations): (a) all obligations for borrowed money, (b) all obligations evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations under conditional sale or other title retention agreements relating to property purchased, to the extent of the value of such property (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), and (d) all obligations, other than intercompany items, issued or assumed as the deferred purchase price of property or services purchased which would appear as liabilities on a balance sheet of the Company, Wisconsin Electric or Wisconsin Gas.

Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

14.                               Trustee Dealings with Company.

The Bank of New York Mellon Trust Company, N.A., the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with those persons, as if it were not Trustee.

15.                               No Recourse Against Others.

A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

16.                               Authentication.

This Security shall not be valid until authenticated by a manual signature of the Registrar.

17.                               Abbreviations.

Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (=tenants in common), TEN ENT (=tenants by the entirety), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), U/G/M/A (=Uniform Gifts to Minors Act), and U/T/M/A (=Uniform Transfers to Minors Act).

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The Company will furnish to any Securityholder upon written request and without charge a copy of the Indenture and the Securities Resolution, which contains the text of this Security in larger type. Requests may be made to:  Corporate Secretary, Wisconsin Energy Corporation, 231 West Michigan Street, P.O. Box 1331, Milwaukee, WI 53201.

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EXHIBIT 3

No.	$

WISCONSIN ENERGY CORPORATION

3.55% Senior Notes due June 15, 2025

WISCONSIN ENERGY CORPORATION

promises to pay to

or registered assigns

the principal sum of                                                                                                                                                                         Dollars on June 15, 2025

Interest Payment Dates:	June 15 and December 15
Record Dates:	June 1 and December 1

Dated:
Authenticated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,	WISCONSIN ENERGY CORPORATION
Registrar, by	by

Authorized Signature	[Title of Authorized Officer]

Authentication Date:	(CORPORATE SEAL)

[Assistant] Secretary

WISCONSIN ENERGY CORPORATION

3.55% Senior Notes due June 15, 2025

1.                                      Interest.

Wisconsin Energy Corporation (the “Company”), a Wisconsin corporation, promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semiannually on June 15 and December 15 of each year commencing December 15, 2015. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from June 10, 2015. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.                                      Method of Payment.

The Company will pay interest on the Securities to the persons who are registered holders of Securities at the close of business on the record date for the next interest payment date, except as otherwise provided in the Indenture. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company may pay principal and interest by check payable in such money. It may mail an interest check to a holder’s registered address.

3.                                      Securities Agents.

Initially, The Bank of New York Mellon Trust Company, N.A. will act as Paying Agent, Transfer Agent and Registrar. The Company may change any Paying Agent or Transfer Agent without notice. The Company or any Affiliate may act in any such capacity. Subject to certain conditions, the Company may change the Trustee.

4.                                      Indenture.

The Company issued the securities of this series (the “Securities”) under an Indenture dated as of March 15, 1999 (the “Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to The First National Bank of Chicago) (the “Trustee”). The terms of the Securities include those stated in the Indenture and in the Securities Resolution establishing the Securities and those made part of the Indenture by the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb). Securityholders are referred to the Indenture, the Securities Resolution and such Act for a statement of such terms.

5.                                      Optional Redemption.

At any time prior to the Early Call Date (as defined below), the Securities will be redeemable in whole or in part from time to time, at the Company’s option, at a “make-whole” redemption price for the Securities, calculated by the Company, equal to (a) the greater of (i) 100% of the principal amount of the Securities being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities being redeemed that would be due if such Securities matured on the

Early Call Date but for the redemption (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, plus (b) accrued and unpaid interest on the Securities being redeemed to, but not including, the redemption date.

At any time on or after the Early Call Date, the Company may redeem the Securities, in whole or in part from time to time, at 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest on such Securities to, but not including, the redemption date.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Securities being redeemed (assuming, for this purpose, that the Securities mature on the Early Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of such Securities.

“Comparable Treasury Price” means, with respect to any redemption date, (a) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (b) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Early Call Date” means March 15, 2025 (the date that is three months prior to the maturity date for the Securities).

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

“Reference Treasury Dealer” means each of J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, BNP Paribas Securities Corp. and their respective successors, one primary U.S. government securities dealer in the City of New York, New York (a “Primary Treasury Dealer”) selected by each of KeyBanc Capital Markets, Inc. and Wells Fargo Securities, LLC and their respective successors and one other Primary Treasury Dealer selected by the Company. If any of the foregoing shall cease to be a Primary Treasury Dealer, the Company will select another Primary Treasury Dealer which will be substituted for that dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third business day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per year equal to the semiannual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date; provided that, if the Reference Treasury Dealers shall determine that there is no such Comparable Treasury Issue, such rate per year shall be equal to the estimated semiannual equivalent yield to maturity that a United States Treasury security having a maturity comparable to the remaining term of the Securities to be redeemed (assuming, for this purpose, that the Securities mature on the Early Call Date) would bear, if such security were available, such estimate to be made by the Reference Treasury Dealers on the basis of interpolation, extrapolation and other accepted financial practices, taking into account (a) the yields to maturity of United States Treasury securities of other maturities, (b) yields to maturity of other U.S. dollar denominated debt securities having a maturity comparable to the remaining term of the Securities to be redeemed (assuming, for this purpose, that the Securities mature on the Early Call Date) and (c) applicable interest rate spreads between United States Treasury securities and such other debt securities, all as of 5:00 p.m., New York City time, on the third business day preceding such redemption date.

The Company will mail a notice of any optional redemption at least 30 days, but not more than 60 days, before the redemption date to each Securityholder of the Securities to be redeemed.

Procedures for the optional redemption of the Securities will be governed by Article 3 of the Indenture.

6.                                      Special Mandatory Redemption.

In the event that the Company does not consummate the proposed Acquisition (as defined below) on or prior to December 22, 2015, or the Merger Agreement (as defined below) is terminated at any time prior thereto, the Company will be required to redeem all of the Securities on the Special Mandatory Redemption Date (as defined below) at a special mandatory redemption price equal to 101% of the aggregate principal amount of the Securities, plus accrued and unpaid interest from the date of initial issuance to, but not including, the Special Mandatory Redemption Date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

“Acquisition” means the acquisition by the Company of Integrys Energy Group, Inc. pursuant to the Merger Agreement.

“Merger Agreement” means the Merger Agreement, dated as of June 22, 2014, by and between the Company and Integrys Energy Group, Inc.

“Special Mandatory Redemption Date” means the earlier to occur of (i) December 23, 2015 (or the earliest date thereafter permitted under the Indenture), if the proposed Acquisition has not been completed on or prior to December 22, 2015, or (ii) the 45th day

(or such earlier date as permitted under the Indenture) following the termination of the Merger Agreement for any reason.

The Company will cause the notice of special mandatory redemption to be mailed to each Securityholder at its registered address, with a copy to the Trustee, no later than five business days (or such longer period as may be required under the Indenture) after the occurrence of the event triggering redemption. If funds sufficient to pay the special mandatory redemption price of the Securities on the Special Mandatory Redemption Date are deposited with the Trustee on or before such Special Mandatory Redemption Date, the Securities will cease to bear interest on and after such Special Mandatory Redemption Date.

7.                                      Denominations, Transfer, Exchange.

The Securities are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Transfer Agent may require a holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or the Indenture. The Transfer Agent need not exchange or register the transfer of any Security or portion of a Security selected for redemption. Also, it need not exchange or register the transfer of any Securities for a period of 15 days before a selection of Securities to be redeemed.

8.                                      Persons Deemed Owners.

The registered holder of a Security may be treated as its owner for all purposes.

9.                                      Amendments and Waivers.

Subject to certain exceptions, the Indenture or the Securities may be amended with the consent of the holders of a majority in principal amount of the securities of all series affected by the amendment. Subject to certain exceptions, a default on a series may be waived with the consent of the holders of a majority in principal amount of the series.

Without the consent of any Securityholder, the Indenture or the Securities may be amended, among other things, to cure any ambiguity, omission, defect or inconsistency; to provide for assumption of Company obligations to Securityholders; or to make any change that does not materially adversely affect the rights of any Securityholder.

10.                               Restrictive Covenants.

The Securities are unsecured general obligations of the Company initially limited to $500,000,000 principal amount. The Company may from time to time without notice to, or the consent of, the holders of the Securities, create and issue further securities of the same series, equal in rank to the Securities in all respects (or in all respects except for the payment of interest accruing prior to the issue date of the new securities or, if applicable, the first payment of interest following the issue date of the new securities) so that the new securities may be consolidated and form a single series with the Securities and have the same terms as to status, redemption or otherwise as the Securities. The Indenture does not limit other unsecured debt.

In addition to the restrictions on the Securities contained in the Indenture, the Securities will be subject to the following additional restrictive covenant:

Limitation upon Liens on Stock of Certain Subsidiaries

For so long as any Securities remain outstanding, the Company will not create or incur or allow any of its subsidiaries to create or incur any pledge or security interest on any of the capital stock of Wisconsin Electric Power Company (“Wisconsin Electric”) or Wisconsin Gas LLC (“Wisconsin Gas”) held by the Company or one of the Company’s subsidiaries on the issue date of the Securities.

11.                               Successors.

When a successor assumes all the obligations of the Company under the Securities and the Indenture, the Company will be released from those obligations.

12.                               Defeasance Prior to Redemption or Maturity

Subject to certain conditions, the Company at any time may terminate some or all of its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity.  U.S. Government Obligations are securities backed by the full faith and credit of the United States of America which are not callable at the issuer’s option or certificates representing an ownership interest in such Obligations.

13.                               Defaults and Remedies.

An Event of Default includes: default for 60 days in payment of interest on the Securities; default in payment of principal on the Securities; default for 60 days in the payment of any sinking fund obligation; default by the Company for a specified period after notice to it in the performance of any of its other agreements applicable to the Securities; certain events of bankruptcy or insolvency; and any other Event of Default provided for in the series. If an Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in principal amount of the Securities may declare the principal of all the Securities to be due and payable immediately.

In addition, an Event of Default under the Securities shall also include a failure to pay when due principal, interest or premium in an aggregate amount of $25 million or more with respect to any Indebtedness (as defined below) of the Company or its principal utility subsidiaries, Wisconsin Electric and Wisconsin Gas, or the acceleration of any such Indebtedness aggregating $25 million or more which default shall not be cured, waived or postponed pursuant to an agreement with the holders of such Indebtedness within 60 days after written notice as provided in the Indenture, or such acceleration shall not be rescinded or annulled within 30 days after written notice as provided in the

Indenture. As used herein, “Indebtedness” means the following obligations of the Company, Wisconsin Electric and Wisconsin Gas (and specifically excludes obligations of the Company’s other subsidiaries and intercompany obligations): (a) all obligations for borrowed money, (b) all obligations evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations under conditional sale or other title retention agreements relating to property purchased, to the extent of the value of such property (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), and (d) all obligations, other than intercompany items, issued or assumed as the deferred purchase price of property or services purchased which would appear as liabilities on a balance sheet of the Company, Wisconsin Electric or Wisconsin Gas.

Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

14.                               Trustee Dealings with Company.

The Bank of New York Mellon Trust Company, N.A., the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with those persons, as if it were not Trustee.

15.                               No Recourse Against Others.

A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

16.                               Authentication.

This Security shall not be valid until authenticated by a manual signature of the Registrar.

17.                               Abbreviations.

Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (=tenants in common), TEN ENT (=tenants by the entirety), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), U/G/M/A (=Uniform Gifts to Minors Act), and U/T/M/A (=Uniform Transfers to Minors Act).

The Company will furnish to any Securityholder upon written request and without charge a copy of the Indenture and the Securities Resolution, which contains the text of this Security in larger type. Requests may be made to:  Corporate Secretary, Wisconsin Energy Corporation, 231 West Michigan Street, P.O. Box 1331, Milwaukee, WI 53201.

EXHIBIT 4

WISCONSIN ENERGY CORPORATION

1.65% Senior Notes due June 15, 2018

2.45% Senior Notes due June 15, 2020

3.55% Senior Notes due June 15, 2025

Supplemental Terms

In addition to the terms set forth in Exhibits 1, 2 and 3 to Securities Resolution No. 6, the 2018 Notes, the 2020 Notes and the 2025 Notes shall have the following terms:

Section 1. Definitions. Capitalized terms used and not defined herein shall have the meaning given such terms in the Indenture. The following is an additional definition applicable to the 2018 Notes, the 2020 Notes and the 2025 Notes:

“Depositary” means, with respect to each of the 2018 Notes, the 2020 Notes and the 2025 Notes, each issued as one or more global Securities, The Depository Trust Company, New York, New York, or any successor thereto registered under the Securities Exchange Act of 1934 or other applicable statute or regulation.

Section 2. Securities Issuable as Global Securities.

(a)                                 The 2018 Notes, the 2020 Notes and the 2025 Notes shall each be issued in the form of one or more permanent global Securities and shall, except as otherwise provided in this Section 2, be registered only in the name of the Depositary or its nominee. Each global Security shall bear a legend substantially to the following effect:

“Unless this certificate is presented by an authorized representative of The Depository Trust Company, a limited-purpose trust company organized under the New York Banking Law (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.”

(b)                                 If at any time (i) the Depositary with respect to the 2018 Notes, the 2020 Notes or the 2025 Notes, as the case may be, notifies the Company that it is unwilling or unable to continue as Depositary for such global Security or (ii) the Depositary for the 2018 Notes, the 2020 Notes or the 2025 Notes, as the case may be, shall no longer be eligible or in good standing under the Securities Exchange Act of 1934 or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to such global Security. If a successor Depositary for such global Security is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Transfer Agent shall register the exchange of such global Security for an equal principal amount of Registered Securities in the manner provided in Section 2.07 of the Indenture.

(c)                                  The Transfer Agent shall register the transfer or exchange of a global Security for Registered Securities pursuant to Section 2.07 of the Indenture if (i) a Default or Event of Default shall have occurred and be continuing with respect to the 2018 Notes, the 2020 Notes or the 2025 Notes, as the case may be, or (ii) the Company determines that the 2018 Notes, the 2020 Notes or the 2025 Notes, as the case may be, shall no longer be represented by global Securities.

(d)                                 In any exchange provided for in the preceding paragraphs (b) or (c), the Company will execute and the Registrar will authenticate and deliver Registered Securities. Registered Securities issued in exchange for a global Security shall be in such names and denominations as the Depositary for such global Security shall instruct the Registrar. The Registrar shall deliver such Registered Securities to the persons in whose names such Securities are so registered.

(e)                                  The 2018 Notes, the 2020 Notes and the 2025 Notes will each trade in the Depositary’s Same-Day Funds Settlement System. All payments of principal and interest on global Securities will be made by the Company in immediately available funds.

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